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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 10, 1998

                          Preferred Employers Holdings, Inc.
              ----------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


                                       Delaware
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                    (State or other jurisdiction of incorporation)


       1-12677                                            65-0698779
(Commission File Number)                    (I.R.S. Employer Identification No.)

  10800 Biscayne Blvd., Miami, Florida                      33161
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (305) 893-4040

                                    Not Applicable
              ----------------------------------------------------------
            (Former name or former address, if changed since last report.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 10, 1998, Preferred Healthcare Staffing, Inc. ("Preferred Staffing"), a wholly-owned subsidiary of Preferred Employers Holdings, Inc. (the "Company"), acquired through a "pooling of interests" all of the outstanding capital stock of National Explorers and Travelers Healthcare, Inc. ("NET Healthcare") in exchange for 517,085 shares of common stock (the "Transaction Shares") of the Company (the "Acquisition") pursuant to a stock purchase agreement, dated as of July 10, 1998, by and among the Company, Preferred Staffing and Debbie Bender-Balazich, Steven Barth, Steven Jones, and Steven M. McLaughlin (collectively, the "Sellers").

     Out of the 517,085 Transaction Shares issued to the Sellers, 172,362 shares were delivered to the Sellers at closing; 293,015 shares are being held in escrow and will be released to the Sellers on December 31, 1998; and 51,708 shares are being held in escrow for one year for the purpose of satisfying any applicable indemnification claims. The exchange ratio was based upon a formula relating to the net income of NET Healthcare after interest expense and income taxes.

     In connection with the Acquisition, as of August 10, 1998 Preferred Staffing entered into employment agreements with Debbie Bender-Balazich and Stephen M. McLaughlin, former shareholders, officers and directors of NET Healthcare pursuant to which Ms. Bender-Balazich was retained as Executive Vice-President for a period of one year at an annual salary of $150,000, plus a bonus tied to certain performance objectives, and Mr. McLaughlin was retained as Vice President of Information Technology for a period of one year at an annual salary of $102,000, plus a bonus tied to certain performance objectives. In addition, the Company granted to Ms. Bender-Balazich and Mr. McLaughlin options to purchase 50,000 and 20,000 shares, respectively, of the Company's common stock at an exercise price of $8.625 per share pursuant to the Company's 1996 Stock Option Plan.

     The Company and the Sellers also entered into a registration rights agreement pursuant to which the Company agreed to use reasonable efforts to file a Registration Statement under the Securities Act of 1933, as amended (the "Act"), covering the Transaction Shares by no later than October 24, 1998, and to use reasonable efforts to have the Registration Statement declared effective as soon as practicable thereafter. The Company further agreed to maintain the effectiveness of the Registration Statement under the Act for a period of either nine months or for a shorter period of time that will terminate when all the securities covered by the Registration Statement have been disposed of.

     Organized in January 1996, NET Healthcare provides registered nurses and other professional medical personnel, often referred to as "travel nurses," primarily to client hospitals in the United States and the Caribbean on a contractual basis, for periods generally ranging from 8 to 52 weeks. During 1997, NET Healthcare placed nurses in more than 1,000 positions and currently has orders for nurses for more than 1,800 positions.


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     For the years ended December 31, 1996 and 1997, NET Healthcare had revenues of approximately $2,614,000 and $11,594,000, respectively, and incurred a net loss of approximately $625,000 and $599,000, respectively. For the three months ended March 31, 1998, NET Healthcare had revenues of approximately $4,510,000 and net income of approximately $274,000 without giving effect to income taxes because NET Healthcare was a Subchapter S corporation.

     With the acquisition of NET Healthcare, Preferred Staffing has more than 600 nurses, surgical technologists and therapists currently under contract and is expected to serve more than 1,000 client facilities in the continental United States and the Caribbean.

     The Company hereby incorporates by reference herein the matters announced in the Company's press release dated August 12, 1998 (such press release is filed as Exhibit 99.1 hereto).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) EXHIBITS. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

          2.1 Stock Purchase Agreement, dated as of July 10, 1998, by and among Preferred Employers Holdings, Inc., Preferred Healthcare Staffing, Inc. and Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin.

          10.1 Employment Agreement, dated as of August 10, 1998, between Preferred Healthcare Staffing, Inc. and Debbie Bender-Balazich.

          10.2 Stock Option Agreement, dated as of August 10, 1998, between Preferred Employers Holdings, Inc. and Debbie Bender-Balazich.

          10.3 Employment Agreement, dated as of August 10, 1998, between Preferred Healthcare Staffing, Inc. and Stephen M. McLaughlin.

          10.4 Stock Option Agreement, dated as of August 10, 1998, between Preferred Employers Holdings, Inc. and Stephen M. McLaughlin.

          10.5 Registration Rights Agreement, dated as of August 10, 1998, by and among Preferred Employers Holdings, Inc. and Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin.

          99.1 Press release of the Company dated August 12, 1998.




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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          PREFERRED EMPLOYERS HOLDINGS, INC.


Date:  August 19, 1998                  By: /s/ William R. Dresback
                                           -----------------------------
                                           William R. Dresback
                                           Senior Vice President,
                                           Chief Financial Officer
                                           and Secretary
                                           (Principal Financial and
                                           Accounting Officer)




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                                    EXHIBIT INDEX


EXHIBIT NO.    EXHIBITS                                                 PAGE NO.


  2.1 Stock Purchase Agreement, dated as of July 10, 1998, by and among Preferred Employers Holdings, Inc.,
          Preferred Healthcare Staffing, Inc. and Debbie Bender-
          Balazich, Steven Barth, Steven Jones and
          Stephen M. McLaughlin.

  10.1 Employment Agreement, dated as of August 10, 1998, between Preferred Healthcare Staffing, Inc. and Debbie
          Bender-Balazich.

  10.2 Stock Option Agreement, dated as of August 10, 1998, between Preferred Employers Holdings, Inc. and Debbie
          Bender-Balazich.

  10.3 Employment Agreement, dated as of August 10, 1998, between Preferred Healthcare Staffing, Inc. and Stephen M.
          McLaughlin.

  10.4 Stock Option Agreement, dated as of August 10, 1998, between Preferred Employers Holdings, Inc. and Stephen M. McLaughlin.


  10.5 Registration Rights Agreement, dated as of August 10, 1998, by and among Preferred Employers Holdings, Inc. and Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin.

  99.1    Press release of the Company dated August 12, 1998.



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